Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of Autoliv, Inc. (the "Company") for the period ended December 31, 2007, filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jan Carlson, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in this Report.

By: /s/ Jan Carlson
________________
Name: Jan Carlson
Title: President and Chief Executive Officer
Date: February 22, 2008

In connection with the annual report on Form 10-K of Autoliv, Inc. (the "Company") for the period ended December 31, 2007, filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Magnus Lindquist, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in this Report.

By: /s/ Magnus Lindquist
________________
Name: Magnus Lindquist
Title: Vice President and Chief Financial Officer
Date: February 22, 2008

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.